UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 1, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 3 pages.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            On October 26, 2004, upon recommendation by the Nominating and Corporate Governance Committee, BB&T Corporation’s (“the Company’s”) Board of Directors elected Anna R. Cablik as a director of BB&T Corporation. Ms. Cablik’s election to the Board was effective November 1, 2004. At the date of this filing, the Company has not identified the Board committees on which Ms. Cablik will serve, nor has the Company determined the existence of any transactions with management as defined by Item 404(a) of Regulation S-K. When these determinations are made, this Current Report on Form 8-K will be amended to provide such information.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       November 3, 2004